Exhibit 99.3

PHEAA - Student Loan Trust 2003-1
Quarterly Servicing Report
Report Date: 06/30/04	Report Period: 04/01/04 - 06/30/04

I.  Series 2003-1  Asset and Liability Summary

A. Student Loan Portfolio and Fund Balance	March 31, 2004	Net Activity	June 30, 2004
1. Financed Student Loans - Principal Balance	$362,909,283.01	$(17,289,029.34)	$345,620,253.67
2. Interest Expected to be Capitalized	$1,092,950.00	$199,811.15	$1,292,761.15
3. Total Pool Balance	$364,002,233.01	$(17,089,218.19)	$346,913,014.82
4. Financed Student Loans - Borrower Interest Balance	$2,056,808.12	$174,008.02	$2,230,816.14
5. Accrued Interest Subsidy & Special Allowance (Net of Lender Origination Fees)	$177,520.01	$66,745.17	$244,265.18

6 Weighted Average Coupon Rate	4.50%		4.51%
7 Weighted Avg Remaining to Maturity (in months)	147.20		146.61
8 Number of Loans	80,182		78,026
9 Number of Borrowers	41,990		40,858

B. Reserve Fund	3/31/2004	Change	6/30/2004
1 Reserve Fund (1.00%)	$3,983,065.20	$(195,594.16)	$3,787,471.04
2 Reserve Fund Floor	$500,000.00		$500,000.00
3 Current Reserve Account Balance	$3,983,065.20	$(195,594.16)	$3,787,471.04

C. Other Fund Balances	3/31/2004	Change	6/30/2004
1 Acquisition Fund	$291,155.40	$(1,228.19)	$289,927.21
2 Revenue Fund (including sub-accounts & Intransits from Servicer)	$22,936,165.30	$(2,814,234.29)	$20,121,931.01

D. Notes and Certificates	CUSIP	Spread	3/31/2004%		6/30/2004%
1 Class A-1 LIBOR Notes	71722T AD6	0.06%	$198,000,000.00	50.10%	$181,322,000.00	48.55%
2 Class A-2 ARS Notes	71722T AA2	ARS	$87,200,000.00	22.06%	$82,150,000.00	22.00%
3 Class A-3 ARS Notes	71722T AB0	ARS	$90,000,000.00	22.77%	$90,000,000.00	24.10%
4 Class B-1 ARS Notes	71722T AC8	ARS	$20,000,000.00	5.06%	$20,000,000.00	5.36%
8 Total Notes and Certificates			$395,200,000.00	100.00%	$373,472,000.00	100.00%

II.	Series 2003-1 Transactions and Accruals	04/01/04	thru	06/30/04

			Beg/End Balances
A.	Student Loan Cash Principal Activity		362,909,283.01
	1 Borrower Payments	$(11,128,016.26)
	2 Claim Payments	$(200,361.78)
	3 Consolidation Payoffs	$(6,202,634.79)
	4 Other Cash Payments from Servicer	$(5,991.97)
	5 Acquisitions / Sales	$1,228.19
	5 Total Principal Cash Activity	$(17,535,776.61)

B.	Student Loan Non-Cash Principal Activity
	1 Capitalized Interest	$282,132.29
	2 Cancellations/Reissues	$—
	3 Amounts due to / (from) Servicer for non-cash adjustments	$(17,490.56)
	4 Amounts due to / (from) Dept. of Ed.	$(234.06)
	5 Borrower Benefit reductions	$(17,490.53)
	6 Other Non-Cash Adjustments	$(169.87)
	4 Total Non-Cash Principal Activity	$246,747.27

C.	Total Student Loan Principal Activity	$(17,289,029.34)	$345,620,253.67

D.	Student Loan Cash Interest Activity		2,234,328.13
	1 Borrower Payments	$(3,322,399.33)
	2 Claim Payments	$(3,741.72)
	3 Consolidation Payoffs	$(32,760.61)
	4 Other Cash Payments from Servicer (includes Late Fees)	$(8.83)
	5 Acquisitons / Sales	$—
	6 Subsidy Payments (ISP)	$—
	7 Special Allowance Payments (SAP)	$—
	8 Total Interest Collections	$(3,358,910.49)

E.	Student Loan Non-Cash Interest Activity
	1 Borrower Accruals (includes Late Fees)	$3,815,559.86
	2 Interest Subsidy Payment Accrual	$142,577.10
	3 Special Allowance Payment Accrual Estimate	$(75,831.93)
	4 Capitalized Interest	$(282,132.29)
	5 Amounts due to / (from) Servicer for non-cash adjustments	$—
	5 Other Adjustments	$(509.06)
	6 Total Non-Cash Interest Activity	$3,599,663.68

F.	Total Student Loan Interest Activity	$240,753.19	$2,475,081.32

G.	Non-Reimbursable Losses During Collection Period	$(678.93)

H.	Cumulative Non-Reimbursable Losses to Date	$(933.53)
			$348,095,334.99

III. Cash Receipts & Disbursements for the Period 04/01/04 thru 06/30/04	6/30/2004

	Beginning Cash Balance @ 03/31/04		$22,939,230.50
A.		Principal Cash Collections
	1	Principal Payments Received - Borrower Payments	$11,128,016.26
	2	Principal Payments Received - Claim Payments	$200,361.78
	3	Principal Payments Received - Consolidation Payoffs	$6,202,634.79
	4	Principal Payments Received - Other Payments from Servicer	$5,991.97
	5	Total Principal Collections	$17,537,004.80

B.		Interest Cash Collections
	1	Interest Payments Received - Borrower Payments	$3,322,399.33
	2	Interest Payments Received - Claim Payments	$3,741.72
	3	Interest Payments Received - Consolidation Payoffs	$32,760.61
	4	Interest Payments Received - Other Payments from Servicer (includes Late Fees)	$8.83
	5	Interest Payments Received - Interest Subsidy & Special Payments	$177,510.56
	6	Total Interest Collections	$3,536,421.05

C.		Reimbursements from Servicer for Non-Cash transactions	$46,643.56

C.		Reimbursements from Dept. of Ed. for Origination Fee Cancellations	$460.23

D.		Transfer from Acquisition Fund	$289,927.21

E.		Transfers from Reserve Fund	$194,780.00

F.		Investment Earnings
	1	Revenue Fund Investment Earnings	$12,651.00
	2	Distribution Account Investment Earnings	$3,966.02
	3	Payments Clearing Account Investment Earnings	$9,705.25
	4	Acquisition Fund Investment Earnings	$424.14
	5	Reserve Fund Investment Earnings	$9,252.38
	6	Total Investment Earnings	$35,998.79

G.		Funds Previously Remitted - Cash Disbursements
	1	Consolidation rebate fees to Dept. of Ed.	$(407,473.78)
	2	Servicing Fees	$(446,072.39)
	3	Trustee Fees-Paid from Acquisition Fund	$(39,057.70)
	4	Administration Fees	$(223,030.85)
	5	Broker Dealer/Auction Agent Fees	$(125,006.94)
	6	Derivative Payments Paid to Counterparties	$—
	7	Interest Payments - LIBOR Notes & Auction Rate Notes	$(1,197,715.22)
	8	Principal Payments - LIBOR Notes & Auction Rate Notes	$(21,728,000.00)
	9	Funds released to Depositor from the Trust	$—
	9	Total Previously Remitted Fees	$(24,166,356.88)

H.		Total Cash Available at 06/30/04 (Revenue Fund and sub-accounts)	$20,414,109.26

IV.  Auction Rate Securities Detail

A.            Auction Rate Securities Paid During Collection Period

1	Security Description	Payment Date	Interest Rate	# of Days	Start Date	End Date	Interest Payment
	Class A-2 ARS Notes	4/2/2004	1.090%	28	3/5/2004	4/1/2004	$73,926.22
	Class A-2 ARS Notes	4/30/2004	1.090%	28	4/2/2004	4/29/2004	$73,926.22
	Class A-2 ARS Notes	5/28/2004	1.150%	28	4/30/2004	5/27/2004	$77,995.56
	Class A-2 ARS Notes	6/25/2004	1.400%	28	5/28/2004	6/24/2004	$89,452.22
	Total Class A-2 ARS Interest paid						$315,300.22

	Class A-3 ARS Notes	4/12/2004	1.090%	31	3/12/2004	4/11/2004	$84,475.00
	Class A-3 ARS Notes	5/7/2004	1.120%	25	4/12/2004	5/6/2004	$70,000.00
	Class A-3 ARS Notes	6/4/2004	1.135%	28	5/7/2004	6/3/2004	$79,450.00
	Total Class A-3 ARS Interest paid						$233,925.00

	Class B-1 ARS Notes	4/12/2004	1.220%	31	3/12/2004	4/11/2004	$21,011.11
	Class B-1 ARS Notes	5/7/2004	1.200%	25	4/12/2004	5/6/2004	$16,666.67
	Class B-1 ARS Notes	6/4/2004	1.300%	28	5/7/2004	6/3/2004	$20,222.22
	Total Class B-1 ARS Interest paid						$57,900.00

2	Auction Rate Security payments made during collection period						$607,125.22

3	Broker Dealer Fees paid during collection period				03/25/04 - 04/25/04		$43,822.22
3	Broker Dealer Fees paid during collection period				04/26/04 - 05/24/04		$39,713.89
3	Broker Dealer Fees paid during collection period				05/25/04 - 06/24/04		$41,470.83

5	Total Auction Rate Securities related payments from Revenue Fund during period						$732,132.16

B.            Auction Rate Securities Paid Between End of Collection Period & Distribution Date

1	Security Description	Payment Date	Interest Rate	# of Days	Start Date	End Date	Interest Payment
	Class A-2 ARS Notes	7/23/2004	1.550%	28	6/25/2004	7/22/2004	$99,036.39
	Class A-3 ARS Notes	7/2/2004	1.350%	28	6/4/2004	7/1/2004	$94,500.00
	Class B-1 ARS Notes	7/2/2004	1.450%	28	6/4/2004	7/1/2004	$22,555.56

2	Auction Rate Security payments made between end of Collection period and Distribution Date						$216,091.94

C.            Accrued Interest on Notes through End of Reporting Period

1	Security Description	Interest Rate	# of Days	Start Date	End Date	Interest Payment
	Class A-1 Libor Notes	1.230%	66	4/26/2004	6/30/2004	$408,881.11
	Class A-2 ARS Notes	1.550%	6	6/25/2004	6/30/2004	$21,222.08
	Class A-3 ARS Notes	1.350%	27	6/4/2004	6/30/2004	$91,125.00
	Class B-1 ARS Notes	1.450%	27	6/4/2004	6/30/2004	$21,750.00

2	Accrued Auction Rate Interest Payments					$134,097.08

V.   LIBOR Rate Detail

	Payment Date	Interest Rate	# of Days	Start Date	End Date	Interest Payment
A. Class A-1 LIBOR Notes	4/26/2004	1.18%	91	1/26/2004	4/25/2004	$590,590.00
	7/26/2004	1.23%	91	4/26/2004	7/25/2004	$563,760.32

VI.   Distributions

A.	Distribution Amounts thru 07/26/04	Combined	Class A-1	Class A-2	Class A-3	Class B-1
1	Quarterly Interest Due	$1,386,977.49	$563,760.32	$414,336.61	$328,425.00	$80,455.56
2	Quarterly Interest Paid	$1,386,977.49	$563,760.32	$414,336.61	$328,425.00	$80,455.56
3	Interest Shortfall	$—	$—	$—	$—	$—

4	Interest Carryover Due	$—	$—	$—	$—	$—
5	Interest Carryover Paid	$—	$—	$—	$—	$—
6	Interest Carryover	$—	$—	$—	$—	$—

7	Quarterly Principal Paid	$23,024,000.00	$17,974,000.00	$5,050,000.00	$—	$—

8	Total Distribution Amount	$24,410,977.49

B.	Principal Distribution Amount Reconciliation		Act Prin. Dist.	Principal Shortfall
1	Pool Balance as of March 31, 2004	$364,002,233.01
2	Pool Balance as of June 30, 2004	$346,913,014.82
3	Principal Distribution Amount (VI. B1 - VI. B2)	$17,089,218.19
4	Plus: Amounts transferred from Acquisiton Fund during Initial Period	$—
5	Total Principal Distribution Amount (VI. B3 + VI. B4)	$17,089,218.19	$19,174,000.00	$—

6	Class A-1 Libor Notes per Schedule I	$17,974,000.00
7	Class A-2 ARS Notes ($50,000 increments)	$1,200,000.00
8	Class A-3 ARS Notes ($50,000 increments)	$—
9	Class B-1 ARS Notes ($50,000 increments)	$—
10	Total Notes to be Redeemed	$19,174,000.00

C.	Parity Calculation		After Paydowns
1	Value of Trust Estate as of 06/30/04	$372,303,933.88	$353,129,933.88
2	Accrued Interest & Fees on Class A Notes as of 06/30/04	$883,068.73
3	Accrued Interest & Fees on Class B Notes as of 06/30/04	$43,184.92

4	Net Value of Trust Estate for Senior Parity	$371,420,865.15	$352,246,865.15
5	Class A Senior Notes outstanding as of 06/30/04	$353,472,000.00	$334,298,000.00
6	Senior Parity Percentage (VI. C4 / VI. C5)	105.08%	105.37%

7	Net Value of Trust Estate for Parity	$371,377,680.23	$352,203,680.23
8	Total All Notes outstanding as of 06/30/04	$373,472,000.00	$354,298,000.00
9	Parity Percentage (VI. C7 / VI. C8)	99.44%	99.41%

D.	Reserve Fund Reconciliation
1	Beginning Period Balance (03/31/04)	$3,983,065.20
2	Deposits to Reserve Fund during period	$9,252.38
3	Transfers from Reserve Fund	$(204,846.54)
3	Total Reserve Fund Balance Available (06/30/04)	$3,787,471.04
4	Required Reserve Fund Balance on Distribution Date (1% of Outstanding Notes)	$3,554,980.00
5	Excess Reserve - Transfer to Revenue Fund	$232,491.04

E.	Note Balances	4/26/2004	Paydown Factors	7/26/2004
1	A-1 Libor Rate - Note Balance	$181,322,000.00	$17,974,000.00	$163,348,000.00
	A-1 Pool Factor	0.9066100	0.0898700	0.8167400000

	A-2 ARS Rate - Note Balance	$87,200,000.00	$5,050,000.00	$82,150,000.00
	A-2 Pool Factor	0.9688889	0.0561111	0.9127778

	A-3 ARS Rate - Note Balance	$90,000,000.00	$—	$90,000,000.00
	A-3 Pool Factor	1.0000000	0.0000000	1.0000000

	B-1 ARS Rate - Note Balance	$20,000,000.00	$—	$20,000,000.00
	B-1 Pool Factor	1.0000000	0.0000000	1.0000000
	Total Notes Outstanding	$378,522,000.00		$355,498,000.00

VII.   Series 2003-1 Notes Waterfall for Distribution

				Available Funds Balance
		Section 4.03
		Total Available Funds (Section III - H)		$20,414,109.26

(c)	i.	Payments to the Dept of Ed for Consolidation Rebate Fees	$134,011.54	$20,280,097.72

	ii.	Payments to Servicer	$144,009.59	$20,136,088.13

	iii.	Payments to Indenture, Eligible Lender & Owner Trustees	$15,244.98	$20,120,843.15

	iv.	Payments to Auction Agent & Broker Dealer	$51,470.86	$20,069,372.29

	v.	Payments to Administrator (Provided triggering event did not occur)	$72,003.07	$19,997,369.22

(d)		Interest payments to Class A Noteholders and Counterparties for derivative products
	(i) (A)	Class A-1 Noteholders interest payment	$563,760.32
	(i) (A)	Class A-2 Noteholders interest payment	$99,036.39
	(i) (A)	Class A-3 Noteholders interest payment	$94,500.00
	(i) (B)	Counter party payments on Class A derivative products	$—
		Total interest payments to Class A Noteholders and Counterparties	$757,296.71	$19,240,072.51

		Interest payments to Class B Noteholders and Counterparties for derivative products
	(ii) (A)	Class B-1 Noteholders interest payment	$22,555.56
	(ii) (B)	Counter party payments on Class B-1 derivative products	$—
		Total interest payments to Class B Noteholders and Counterparties	$22,555.56	$19,217,516.95

	(iii)	Principal Payments to the Class A-1 Libor Rate Noteholders (per Schedule I)	$17,974,000.00	$1,243,516.95

	(iv) a.	Principal payments to Class A-2 Noteholders (prior to all Class A-1’s PIF)		$1,243,516.95
	(iv) b.	Principal payments to Class B Noteholders (after all Class A-1’s PIF and prior to Class A-2’s PIF)		$1,243,516.95

	(v) a.	Principal payments to Class A-3 Noteholders (prior to all Class A-1’s PIF and after Class A-2’s PIF)		$1,243,516.95
	(v) b.	Principal payments to Class B Noteholders (after all Class A-1’s PIF and all Class A-2’s PIF)

	(vi)	Principal payments to Class B Noteholders (after all Class A Notes PIF)		$1,243,516.95

	(vii)	To the Reserve Fund, amount, if any, to reinstate balance to Reserve Fund Requirement		$1,243,516.95

	(viii)	If Parity is not at least 101.5% and Senior Parity is not at least 105%, to the Distribution account to pay principal on Class A Notes on next respective distribution date the least amount required to increase the Parity to 101.5% and Senior Parity to 105%	$1,200,000.00	$43,516.95

	(ix)	If Parity is not at least 101.5%, to the Distribution account to pay principal on Class B Notes on their next respective distribution date, the least amount required to increase the Parity to at least 101.5%		$43,516.95

	(x)	To the Distribution account, any Class A carryover amounts, to be paid on next Distribution Date	$43,516.95	$—

	(xi)	To the Distribution account, any Class B carryover amounts, to be paid on next Distribution Date		$—

	(xii)	pro rata, to counterparites under each derivative product on Class A Notes, the amount of any termination payments due and payable by the issuer not payable in section (a) above		$—

	(xiii)	pro rata, to counterparites under each derivative product on Class B Notes, the amount of any termination payments due and payable by the issuer not payable in section (b) above		$—

	(xiv) a.	Remaining Administration Fee payable (if triggering event has occurred)		$—

	(xiv) b.	To the depositor, the remaining amounts after application of the preceding clauses if, and after giving effect to the transfer of any amounts to the depositor, the parity percentage is equal to at least 101.5% and the senior parity percentage is equal to at least 105%		$—

VIII.   Series 2003-1 Portfolio Characteristics

	June 30, 2004	Weighted Avg. Coupon		Number of Loans		%		Principal Balance		%
		3/31/2004	6/30/2004	3/31/2004	6/30/2004	3/31/2004	6/30/2004	3/31/2004	6/30/2004	3/31/2004	6/30/2004

	Borrower Status Distribution:
1	Interim
	In-School	2.820%	2.820%	18	19	0.02%	0.02%	42,562	53,345	0.01%	0.02%
	Grace	0.000%	2.820%	—	7	0.00%	0.01%	—	19,450	0.00%	0.01%
	Total - Interim	2.820%	2.820%	18	26	0.02%	0.03%	42,562	72,795	0.01%	0.02%

2	Deferment
	Current	3.705%	3.771%	5,864	5,949	7.31%	7.62%	23,298,270	23,589,949	6.42%	6.83%

3	Forebearance
	Current	4.475%	4.504%	6,970	6,703	8.69%	8.59%	32,359,785	32,276,648	8.92%	9.34%

4	Repayment
	Current	4.554%	4.551%	64,356	62,171	80.26%	79.68%	294,507,537	277,017,650	81.15%	80.15%
	31-60 Days Delinquent	5.036%	5.061%	1,600	1,473	2.00%	1.89%	7,375,959	6,157,404	2.03%	1.78%
	61-90 Days Delinquent	5.083%	5.018%	467	604	0.58%	0.77%	2,155,671	2,654,409	0.59%	0.77%
	91-120 Days Delinquent	4.369%	4.863%	268	330	0.33%	0.42%	939,476	1,235,017	0.26%	0.36%
	121-150 Days Delinquent	4.100%	4.774%	165	206	0.21%	0.26%	591,540	682,245	0.16%	0.20%
	151-180 Days Delinquent	4.957%	4.457%	130	107	0.16%	0.14%	523,079	482,743	0.14%	0.14%
	181-210 Days Delinquent	4.486%	3.746%	157	73	0.20%	0.09%	512,666	205,954	0.14%	0.06%
	211-240 Days Delinquent	4.202%	4.258%	176	96	0.22%	0.12%	585,211	341,856	0.16%	0.10%
	241-270 Days Delinquent	0.000%	4.942%	—	68	0.00%	0.09%	—	287,004	0.00%	0.08%
	271-300 Days Delinquent	0.000%	4.265%	—	84	0.00%	0.11%	—	258,627	0.00%	0.07%
	> 300 Days Delinquent	0.000%	3.420%	—	4	0.00%	0.01%	—	8,605	0.00%	0.00%

5	Claims in Process	3.254%	3.638%	11	132	0.01%	0.17%	17,527	349,349	0.00%	0.10%
	Total - Repayment	4.504%	4.505%	80,164	78,000	99.98%	99.97%	362,866,721	345,547,459	99.99%	99.98%

	Total Portfolio	4.504%	4.504%	80,182	78,026	100.00%	100.00%	362,909,283	345,620,254	100.00%	100.00%

IX.   Payment History and CPRs

Quarter End Date	Actual Ending Principal Balance	Annualized Current Quarter CPR*	Cumulative CPR

12/31/2003	383,127,672	4.304%
3/31/2004	362,909,283	9.241%
6/30/2004	345,620,254	7.080%	7.777%

* - ‘Annualized Current Quarter CPR’ is based on the current collection period’s ending principal balance calculated against the expected principal balance assuming no prepayments. Prepayments are limited to consolidation payoffs for this period.

X.   Floating Rate Swap and Interest Rate Cap Payments/Receipts

A.	Floating Rate Swap Receipts/Payments

	Swap Notional Amount	No Derivative Agreement for this period

Pay Fixed Rate
Receive Floating Rate

Amount Received/(Paid)

B.	Interest Rate Cap Payments Due to	No Derivative Agreement for this period

Cap Notional Amount

CP
Cap%

Excess Over Cap

	Cap Payments Due to	$0.00

PHEAA Student Loan Trust I  2003-1

Monthly Statement to Noteholders

As of and for the month ended:  06/30/04

Pursuant to Section 12.04 of the Indenture of Trust the following information is provided to the Indenture Trustee by the Issuer.  The information provided below has not been verified by an independent source, but believed to be true and accurate to the best of the Issuer’s knowledge.

Section 12.04:

(a)               The amount of payments with respect to each series of Notes Paid with respect to principal during the preceding month:

Class	Principal paid
A-1	$—
A-2	$—
A-3	$—
B-1	$—

(b)              The amount of payments with respect to each series of Notes Paid with respect to interest during the preceding month:

Class	Interest paid
A-1	$—
A-2	$89,452.22
A-3	$79,450.00
B-1	$20,222.22

( c)            The amount of payments allocable to any interest that was carried over together with the amount of any remaining outstanding interest that was carried over:

Class	Interest carryover
A-1	$—
A-2	$—
A-3	$—
B-1	$—

(d)              The principal balance of Financed Student Loans as of the close of business on the last day of the preceding month;

Principal Balance of Financed Student Loans:	$345,620,253.67

(e)               The aggregate outstanding principal amount of the Notes of each series as of the close of business on the last day of the preceding month, after giving effect to payments allocated to principal reported under clause (a) above;

Class	Principal Note Balance
A-1	$181,322,000.00
A-2	$82,150,000.00
A-3	$90,000,000.00
B-1	$20,000,000.00

(f)                 The interest rate for any series of variable rate Notes, indicating how such interest rate is calculated;

Class	Interest Rate	Basis
A-1	1.23%	Act / 360 reset 01/25, 04/25, 07/25 & 10/25
A-2	1.55%	Act / 360 reset every 28 days
A-3	1.35%	Act / 360 reset every 28 days
B-1	1.45%	Act / 360 reset every 28 days

(g)              The amount of servicing fees allocated to the Servicer as of the close of business on the last day of the preceding month;

Servicing Fees :	$144,009.59

(h)              The aggregate amount of the fees due to the Administrator, Auction Agent, Market Agent, Calculation Agent, Broker Dealer, Owner Trustee, Indenture Trustee, Eligible Lender Trustee and each Broker-Dealer, allocated as of the close of business on the last day of the preceding month;

	Accrued expenses
Consolidation Rebate Fees:	$134,011.54
Administrator:	$72,003.07
Auction Agent:	$10,000.02	Payable yearly in advance - $20,000.
Market Agent:	$—
Calculation Agent:	$—
Broker-Dealer:	$8,006.25
Owner Trustee:	$3,000.00	Payable yearly in advance - $6,000.
Indenture & Eligible Lender Trustee:	$12,244.98
Aggregate Fees Due:	$239,265.86

( i )            Triggering event which would cause any portion of the Administration Fee to be paid in a lower priority than would otherwise be applicable;

(a) Is default rate on student loans during the period 12/10/03 through 12/09/04 = or > 16%            No

Cumulative principal balance of defaulted loans	284,444.87
Initial Financed Student Loan pool balance (principal)	$387,058,711.83
Add-on consolidation loans purchased	$38,072.79
Total Financed Student Loan pool balance	$387,096,784.62
Cumulative default percentage for defined period	0.07%

(b)  Has the average quarterly 91 day T-bill been = or > 9.00% in any calendar qtr.?                        No

Qtr. Ended:  06/30/04                                                                    1.12%

Administration fee in normal priority if (a) or (b) is “Yes”:	Not Applicable
Adminstration fee at lower priority if (a) or (b) is “Yes”:	Not Applicable

(j)                  The amount of the Recoveries of Principal and interest received during the preceding month relating to Financed Student Loans;

Financed Student Loan principal payments received during preceding month	$5,808,208.29
Financed Student Loan interest payments received during preceding month	$1,171,440.57
Interest subsidy and special allowance payments (net)	$—
Total Recoveries of Principal and interest during preceding month	$6,979,648.86

(k)               The amount of any shortfalls in the payment of interest or principal on the Notes;

Principal shortfalls on Notes	$—
Interest shortfalls on Notes	$—

(l)                  The amount of the aggregate realized losses, if any;

Aggregate realized losses through prior month’s report:	$387.13
Preceding month’s aggregate losses:	$546.40
Aggregate realized losses through preceding month	$933.53

(m)	The amount of any Trust Derivative Payments;	Not Applicable

(n)	The amount of any Counterparty Derivative Payments;	Not Applicable

(o)              The amount of the payment attributable to amounts in the Reserve Fund, the amount of any other withdrawals from the Reserve Fund and the balance of the Reserve Fund as of the close of business on the last day of the preceding month;

Reserve Fund balance - beginning of period (06/01/04)	$3,788,213.93
Deposits to Reserve Fund	$3,129.21
Wtihdrawals from Reserve Fund	$(3,872.10)
Reserve Fund balance - end of period (06/30/04)	$3,787,471.04

(p)	The portion, if any, of the payments attributable to amounts on deposit in the Acquisition Fund:	$—

(q)	The aggregate amount, if any, paid by the Indenture Trustee to acquire Student Loans from amounts on deposit in the Acquisition Fund during the preceding month;	$—

(r)	The amount of any premium paid on Student Loans acquired during the preceding month from amounts on deposit in the Acquisition Fund;	$—

(s)	The amount remaining in the Acquisition Fund that has not been used to acquire Student Loans and is being transferred to the Revenue Fund;	$289,927.21

(t)	The aggregate amount, if any, paid for Financed Student Loans purchased from the Trust during the preceding month;	$—

(u)	The number and principal amount of Financed Student Loans, as of the close of business on the last day of the preceding month, that are:

	Principal balance	# of loans	%
(i) 31 to 60 days delinquent	$6,157,403.98	1,473	1.78%
(ii) 61 to 90 days delinquent	$2,654,408.57	604	0.77%
(iii) 91 to 120 days delinquent	$1,235,017.24	330	0.36%
(iv) 121 to 150 days delinquent	$682,244.83	206	0.20%
(v) 151 to 180 days delinquent	$482,743.24	107	0.14%
(vi) 181 to 210 days delinquent	$205,953.64	73	0.06%
(vii) 211 to 240 days delinquent	$341,856.38	96	0.10%
(viii) 241 to 270 days delinquent	$287,004.37	68	0.08%
(ix) 271 to 300 days delinquent	$258,627.19	84	0.07%
(x) greater than 300 days delinquent	$8,604.69	4	0.00%
(xi) claims filed and are awaiting payment;	$349,348.60	132	0.10%
Total Delinquent and In Claim Process Loans	$12,663,212.73

(v)              The Value of the Trust Estate and the principal amount of the Notes Outstanding as of the close of business on the last day of the preceding month;

Financed Student Loan principal	$345,620,253.67
Financed Student Loan accrued borrower interest	$2,230,816.14
Accrued interest subsidy and special allowance	$244,265.18
Investments	$24,199,329.26
Accrued investment income	$9,269.63
Total Value of Trust Estate	$372,303,933.88

Notes:
Class A-1	$181,322,000.00
Class A-2	$82,150,000.00
Class A-3	$90,000,000.00
Class B-1	$20,000,000.00
Total Notes outstanding	$373,472,000.00

(w)            The number and percentage by dollar amount of:

	Principal balance	# of loans	%
(i) rejected claims for Financed Student Loans	$—	0	0.00%
(ii) Financed Student Loans in forbearance	$32,276,647.79	6,703	9.34%
(iii) Financed Student Loans in deferment	$23,589,948.73	5,949	6.83%

(x)                The Pool Balance as of the close of business on the last day of the preceding month;

Financed Student Loan principal	$345,620,253.67
Interest expected to be capitalized	$1,292,761.15
Total Pool Balance	$346,913,014.82

(y)              The Pool Factor for each series of Notes as of the close of business on the last day of the preceding month;

	Principal balance	Pool Factor
Class A-1 Notes	$181,322,000.00	0.9066100
Class A-2 Notes	$82,150,000.00	0.9127778
Class A-3 Notes	$90,000,000.00	1.0000000
Class B-1 Notes	$20,000,000.00	1.0000000

(z)                The aggregate amount in the Funds during the preceding month, including a breakdown as to the principal and interest paid on the Financed Student Loans and any prepayments in full of Financed Student Loans during the preceding month;

Acquisition Fund	$289,927.21
Reserve Fund	$3,787,471.04
Revenue Fund	$20,121,931.01
Distribution Account	$—
Payments Account	$—
Total - All Funds	$24,199,329.26

Financed Student Loan principal payments	$5,808,208.29
Financed Student Loan interest payments	$1,171,440.57
Prepayments in full of Financed Student Loans (includes Claim payments)	$1,929,138.26
Financed Student Loan - Borrower Benefit reductions	$3,314.01

(aa)         The Senior Parity Percentage as of the close of business on the last day of the preceding month;

Value of Trust Estate	$372,303,933.88
less: Accrued interest and fees on Class A Notes	$883,068.73
Net Value of Trust Estate	$371,420,865.15
Class A Notes outstanding	$353,472,000.00

Senior Parity Percentage	105.08%

(bb)       The Parity Percentage as of the close of business on the last day of the preceding month;

Value of Trust Estate	$372,303,933.88
less: Accrued interest and fees on Notes	$926,253.65
Net Value of Trust Estate	$371,377,680.23
Total Notes outstanding	$373,472,000.00

Parity Percentage	99.44%

(cc)         Principal balance of Financed Student Loans in each of the following statuses:

Principal Balance
(i) forbearance	$32,276,647.79
(ii) deferment	$23,589,948.73
(iii) claims	$349,348.60
(iv) in-school	$53,344.85
(v) grace	$19,450.00
(vi) repayment	$289,331,513.70
Total	$345,620,253.67

(dd)       The principal balance of Financed Student Loans by loan type as of the close of business on the last day of the preceding month;

Principal Balance
Consolidation	$156,140,849.99
Plus	$63,305,122.84
Stafford - Subsidized	$79,614,272.80
Stafford - Unsubsidized	$46,560,008.04
Total	$345,620,253.67

(ee)	The balance of the Revenue Fund as of the close of business on the last day of the preceding month;	$20,121,931.01

(ff)	The amount of the payment attributable to moneys in any Funds, Accounts or Subaccounts established pursuant to the Supplemental Indenture relating to any series of Notes, the amount of any other withdrawals from such Funds, Accounts or Subaccounts and the balance of such Funds, Accounts or Subaccounts as of the close of business on the last day of the preceding month.	$—